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                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                                     TO THE

                        SERVICE CORPORATION INTERNATIONAL
                   RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

                            EFFECTIVE JANUARY 1, 2001

         WHEREAS, Service Corporation International (the "Company") adopted the Service Corporation International Retirement Plan for Non-Employee Directors (the "Non-Employee Directors' Plan") for the benefit of the non-employee directors of the Company;

         WHEREAS, in Section 6.1 of the Non-Employee Directors' Plan the Company reserved the right to amend the Non-Employee Directors' Plan by action of a majority of its non-eligible and non-participating directors;

         WHEREAS, the Board of Directors has determined that the Non-Employee Directors' Plan should be amended to freeze benefit accruals effective as of January 1, 2001;

         NOW THEREFORE, the Non-Employee Directors' Plan is hereby amended to add the following sentence at the end of Section 3.1:

         "For purposes of determining any Director's Vested Percentage, only full years of service credited prior to January 1, 2001 shall be considered."

         IN WITNESS WHEREOF, by authority of the Board of Directors, this amendment is approved and adopted by the undersigned officer, and except as hereby amended the Non-Employee Directors' Plan is hereby ratified and affirmed, this __________________ day of ___, 2000.


SERVICE CORPORATION INTERNATIONAL


By:
    ---------------------------------
    Ms. Helen Dugand,
    Managing Director Human Resources
    SCI Management, L.P.